Exhibit 10.2

CONFIDENTIAL TREATMENT

[DELETED] = Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange

Commission.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

This Amendment No. 2 (“Amendment No. 2”) to Dialysis Organization Agreement No. 920110141 is entered into effective as of July 1, 2011 (“Amendment No. 2 Effective Date”) by and between Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc., and DaVita Inc. (“Dialysis Center”) (Amgen and Dialysis Center each a “Party” and together, the “Parties”).

WHEREAS, the Parties entered into that certain Dialysis Organization Agreement No. 920110141, effective January 1, 2011 (“Agreement”); and

WHEREAS, the Parties amended the Agreement pursuant to Amendment No. 1, dated March 23, 2011 and effective March 31, 2011; and

WHEREAS, the Parties mutually desire to amend the Agreement as stated below.

NOW THEREFORE, in consideration of the premises and of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 2. Amendment of the Information Sheet of the Agreement. As of the Amendment No. 2 Effective Date, the Term End Date set forth on the Information Sheet is hereby amended and restated as follows:

TERM END DATE: December 31, 2011

SECTION 3. Amendment and Restatement of Section 8.1 of the Agreement. As of the Amendment No. 2 Effective Date, Section 8.1 of the Agreement entitled “Term” is hereby amended and restated as follows:

8.1.

Term. This Agreement shall come into effect as of the Term Start Date and shall expire as of the Term End Date (the “Term”), unless sooner terminated in accordance with this Section 8 or superseded and replaced by a new agreement that is executed prior to the Term End Date.

SECTION 4. Amendment and Restatement of Section 1.15 of the Agreement. As of the Amendment No. 2 Effective Date with respect to periods commencing on the Amendment No. 2 Effective Date but not periods prior to the Amendment No. 2 Effective Date, Section 1.15 of the Agreement entitled “Quarter” is hereby amended and restated as follows:

1.15	“Quarter” shall mean each calendar quarter during the Term (i.e., January 1 through March 31, April 1 through June 30, July 1 through September 30 or October 1 through December 31).

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

SECTION 5. Amendment of Exhibit A. As of the Amendment No. 2 Effective Date, Exhibit A of the Agreement entitled “Discount Terms and Conditions” is hereby deleted from the Agreement in its entirety and is replaced with Exhibit A attached hereto as Attachment 1 to this Amendment No. 2.

Except as specifically amended herein, all general terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties executed this amendment to the Agreement as of the dates set forth below.

Amgen USA Inc.		DaVita Inc.

Signature:	/s/ Fred Manak	Signature:	/s/ Dennis L. Kogod

Print Name:	Fred Manak	Print Name:	Dennis L. Kogod

Print Title:	Exec Director Trade, Pricing & Contract Management	Print Title:	Chief Operating Officer

Date:	5/2/11	Date:	5/2/11

Amgen Inc. agrees to be bound by certain provisions of this amendment to the Agreement as set forth herein

Amgen Inc.

Signature:	/s/ Fred Manak

Print Name:	Fred Manak

Print Title:	Exec Director Trade, Pricing & Contract Management

Date:	5/2/11

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

ATTACHMENT 1

Exhibit A

Discount Terms and Conditions

1	DEFINITIONS. In addition to the defined terms set forth in Section 1 of this Agreement, the following terms, as used in this Exhibit A, shall have the meaning ascribed below.

Special [DELETED] Rebate Definitions

1.1	“[DELETED]” shall mean, at any date of determination, [DELETED] as of such date.

1.2

“Discounts” shall mean all rebates and discounts set forth in this Agreement that may be earned by the Dialysis Center Purchasers pursuant to the terms and conditions set forth in this Agreement, which shall be earned, calculated and vested as provided in this Agreement.

1.3	“[DELETED]” shall mean [DELETED] percent ([DELETED]%) [DELETED] as of May 2, 2011, which is $[DELETED] per [DELETED] units of EPOGEN, or $[DELETED].

1.4	“Special [DELETED] Rebate” shall mean the rebate described in Section 3.2 of this Exhibit A.

1.5

“Special [DELETED] Rebate Percentage” shall mean, at any date of determination, a percentage (rounded to two decimal places) to calculate any Special [DELETED] Rebate to be paid to Dialysis Center on account of [DELETED] increase for the [DELETED] during which such [DELETED] occurs, which Special [DELETED] Rebate Percentage shall equal:

A - B * C
A

Where

“A” equals [DELETED]

“B” equals [DELETED]

“C” equals [DELETED] ([DELETED]) minus the Discounts earned by Dialysis Center Purchasers during such [DELETED], expressed as a percentage of Qualified Gross Purchases

For example, if [DELETED] is $[DELETED], [DELETED] is $[DELETED] and the Discounts earned during the applicable [DELETED] are [DELETED]% of Qualified Gross Purchases for such [DELETED], the Special [DELETED] Rebate Percentage would be calculated as follows:

Special [DELETED] Rebate Percentage Illustration:

[DELETED] – [DELETED] * ([DELETED] – Discount %) [DELETED] or $[DELETED] - $[DELETED] * ([DELETED] - [DELETED]) = [DELETED]% $[DELETED]

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

Quality Rebate Definitions

1.6

“Aggregate [DELETED] Than [DELETED] Baseline Performance” shall mean [DELETED]% for the period of July 1, 2011 through September 30, 2011 and [DELETED]% for the period of October 1, 2011 through December 31, 2011.

1.7

“Aggregate [DELETED] Than [DELETED] Percentage” shall mean for any [DELETED] during the Term, the percentage of Dialysis Center Purchasers’ patients with hemoglobin values greater than [DELETED] g/dL calculated as set forth in Section 3.3.3 of this Exhibit A.

1.8

“Aggregate [DELETED] Than [DELETED] Baseline Performance” shall mean [DELETED]% for the period of July 1, 2011 through September 30, 2011 and [DELETED]% for the period of October 1, 2011 through December 31, 2011.

1.9

“Aggregate [DELETED] Than [DELETED] Percentage” shall mean for any [DELETED] during the Term, the percentage of Dialysis Center Purchasers’ patients with hemoglobin values less than [DELETED] g/dL calculated as set forth in Section 3.3.4 of this Exhibit A.

1.10

“[DELETED] Than [DELETED] Requirement Rebate Score” shall mean for any [DELETED] in calendar year 2011, the “Earned Rebate Score” (as designated in the [DELETED] Than [DELETED] Requirement Rebate Score Table below) multiplied by [DELETED] ([DELETED]). The Earned Rebate Score shall be determined by calculating the difference between (A) the Aggregate [DELETED] than [DELETED] Percentage for such [DELETED] and (B) Aggregate [DELETED] Than [DELETED] Baseline Performance.

[DELETED] Than [DELETED] Requirement Rebate Score Table
Aggregate [DELETED] Than [DELETED] Percentage minus Aggregate [DELETED] Than [DELETED] Baseline Performance	Earned Rebate Score
[DELETED]% and below	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% and above	[DELETED]

1.11

“[DELETED] Than [DELETED] Requirement Rebate Score” shall mean for any [DELETED] in calendar year 2011, the “Earned Rebate Score” (as designated in the [DELETED] Than [DELETED] Requirement Rebate Score Table below) multiplied by [DELETED] ([DELETED]). The Earned Rebate Score shall be determined by calculating the difference between (A) the Aggregate [DELETED] than [DELETED]

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

Percentage for such [DELETED] and (B) the Aggregate [DELETED] Than [DELETED] Baseline Performance.

[DELETED] Than [DELETED] Requirement Rebate Score Table
Aggregate [DELETED] Than [DELETED] Percentage minus Aggregate [DELETED] Than [DELETED] Baseline Performance	Earned Rebate Score
[DELETED]% and below	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% and above	[DELETED]

1.12	“Quality Rebate” shall mean the rebate described in Section 3.3 of this Exhibit A.

1.13

“Total Quality % Score” shall mean for any [DELETED] occurring during calendar year 2011, a percentage equal to (i) the sum of, for such [DELETED], (A) the [DELETED] Than [DELETED] Requirement Rebate Score plus (B) the [DELETED] Than [DELETED] Requirement Rebate Score, divided by (ii) [DELETED] ([DELETED]) (i.e., the maximum achievable [DELETED] Than [DELETED] Requirement Rebate Score and [DELETED] Than [DELETED] Requirement Rebate Score for such [DELETED]). For the avoidance of doubt, for purposes of calculating Total Quality % Score for the Term, no Dialysis Center Purchasers which have been added or removed during the Term shall be included in the Aggregate [DELETED] than [DELETED] Percentage or the Aggregate [DELETED] than [DELETED] Percentage of such calculation and the Aggregate [DELETED] Than [DELETED] Baseline Performance and the Aggregate [DELETED] Than [DELETED] Baseline Performance shall remain unchanged.

2	[DELETED]. The rebates Dialysis Center may be eligible to receive as set forth in this Exhibit A are subject to the following [DELETED].

2.1

[DELETED]. The rebates set forth in this Exhibit A shall only be paid to Dialysis Center on aggregate Qualified Gross Purchases made during any [DELETED] that do not [DELETED] percent ([DELETED]%) of the aggregate Qualified Gross Purchases made in the immediately preceding [DELETED]. Such calculation shall be adjusted pursuant to Sections 2.2 and 3.4 of the Agreement to reflect any Dialysis Center Purchasers added or removed during such period and to remove from the calculation the effect of any change in [DELETED] during the relevant comparison periods.

2.2

Amgen may, in its sole discretion, determine that Dialysis Center may be eligible to receive rebates on Qualified Gross Purchases [DELETED] percent ([DELETED]%) if such Qualified Gross Purchases are predicated upon [DELETED] in actual [DELETED] and [DELETED] in the [DELETED] of [DELETED]. Amgen shall make such determination based upon a review of all relevant reports including, but not limited to: monthly forecast reports, the national accounts monthly purchase reports, historical

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

purchase reports, appropriate wholesaler data, and any finance reports. Such determination must be approved by Amgen’s Corporate Accounts Senior Management.

3	PRODUCT REBATES

3.1	Base Rebate. Dialysis Center shall earn the Base Rebate for each [DELETED] during the Term as described below in this Section 3.1 of this Exhibit A.

3.1.1    Calculation of Base Rebate.   Dialysis Center shall receive a [DELETED] percent ([DELETED]%) base rebate payment (the “Base Rebate”). The Base Rebate will be calculated as a percentage of the Qualified Gross Purchases during each [DELETED].

3.1.2    Payment of Base Rebate.   Amgen will pay the Base Rebate within [DELETED] ([DELETED]) days after the end of the corresponding [DELETED].

3.1.3    Vesting of Base Rebate.   The Base Rebate for a given [DELETED] shall vest on the last day of such [DELETED].

3.2	Special [DELETED] Rebate. Dialysis Center shall earn the Special [DELETED] Rebate for each [DELETED] during the Term in the manner described below in this Section 3.2 of this Exhibit A.

3.2.1    Trigger Event for Special [DELETED] Rebate.  If within any [DELETED] during the Term, Amgen [DELETED] by an amount which causes [DELETED] to exceed [DELETED], then Dialysis Center Purchasers shall be entitled to the Special [DELETED] Rebate as calculated in Section 3.2.2 of this Exhibit A. The Special [DELETED] Rebate shall apply to all Qualified Gross Purchases from the date of the related [DELETED] until the date (if any) at which [DELETED] is [DELETED] to or [DELETED] during the Term.

3.2.2    Calculation of Special [DELETED] Rebate.  Amgen shall determine the amount of Dialysis Center’s Special [DELETED] Rebate for any [DELETED] by calculating the product of (i) Qualified Gross Purchases during such [DELETED] which purchases have been made while [DELETED] and (ii) the Special [DELETED] Rebate Percentage for such [DELETED].

3.2.3    Payment of Special [DELETED] Rebate. Amgen will pay the Special [DELETED] Rebate within [DELETED] ([DELETED]) days after the end of the corresponding [DELETED].

3.2.4    Vesting of Special [DELETED] Rebate.    The Special [DELETED] Rebate for a given [DELETED] shall vest on the last day of such [DELETED].

3.3

Quality Rebate.   Dialysis Center shall earn the Quality Rebate for each [DELETED] during the Term provided Dialysis Center Purchasers meet the requirements described below in this Section 3.3 of this Exhibit A.

3.3.1    Qualification Criteria.  To receive a Quality Rebate on Qualified Gross Purchases during a [DELETED], Dialysis Center Purchasers must submit all hemoglobin test results for each dialysis patient and the date of each such test, as set forth in Schedule 1 of this Agreement, from at least [DELETED] percent ([DELETED]%) of all Dialysis Center Purchasers in accordance with the submission of data requirement set forth in Section 3.4.1 of this Exhibit A; provided, however, that if such [DELETED] percent ([DELETED]%) threshold is not met in any month due to the inclusion of de novo facilities that have not yet treated patients and/or inactive facilities, Amgen shall

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

exclude any such facilities identified by Amgen and Dialysis Center from such month when calculating Dialysis Center’s eligibility for the Quality Rebate at the end of each [DELETED]. For purposes of clarity, the [DELETED] percent ([DELETED]%) will not include Dialysis Center Purchasers that are acute facilities.

3.3.2    Calculation of Average Patient Hemoglobin.    Each calendar month during the Term, Amgen shall determine the average hemoglobin value for each patient of Dialysis Center Purchasers by adding all hemoglobin value test results for each such patient of Dialysis Center Purchasers during each such calendar month based on the Data provided by Dialysis Center to Amgen and dividing the sum by the number of tests for the hemoglobin value of each such patient of Dialysis Center Purchasers performed by the Dialysis Center Purchasers during each such calendar month (the “Individual Patients with Hemoglobin Averages”). Each hemoglobin test for a patient must be derived from blood samples taken using any automated red blood cell counter testing method (e.g. Coulter-counter, Bayer-Technicon, Sysmex, CellDyne, etc.) given immediately prior to any dialysis treatment for such patient. Each test result must be reported to the nearest tenth of one gram per deciliter (0.1 g/dL).

3.3.3    Aggregate [DELETED] Than [DELETED] Percentage Calculation.      Each [DELETED] the Aggregate [DELETED] than [DELETED] Percentage shall be calculated by adding all Individual Patients with Hemoglobin Averages in each calendar month that are greater than [DELETED] g/dL and dividing the sum by the total number of Individual Patients with Hemoglobin Averages for that calendar month (the “Monthly [DELETED] Than [DELETED] Percentage”). The Monthly [DELETED] than [DELETED] Percentage for each calendar month during a [DELETED] are then added and divided by [DELETED] ([DELETED]) to determine the “Aggregate [DELETED] Than [DELETED] Percentage” for such [DELETED].

3.3.4    Aggregate [DELETED] Than [DELETED] Percentage Calculation.      Each [DELETED] the Aggregate [DELETED] than [DELETED] Percentage shall be calculated by adding all Individual Patients with Hemoglobin Averages in each calendar month that are less than [DELETED] g/dL and dividing the sum by the total number of Individual Patients with Hemoglobin Averages for that calendar month (the “Monthly [DELETED] Than [DELETED] Percentage”). The Monthly [DELETED] Than [DELETED] Percentage for each calendar month during a [DELETED] are then added and divided by [DELETED] ([DELETED] to determine the “Aggregate [DELETED] Than [DELETED] Percentage” for such [DELETED].

3.3.5    Calculation of Quality Rebate.   For each [DELETED], Amgen shall calculate the amount of Dialysis Center’s Quality Rebate by multiplying Qualified Gross Purchases during such [DELETED] by the applicable Quality Rebate Percentage set forth in the Quality Rebate Table below corresponding to the applicable Total Quality % Score for such [DELETED].

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

Quality Rebate Table
Total Quality % Score	Quality Rebate Percentage
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% and below	[DELETED]%

3.3.6    Payment of Quality Rebate.      Amgen will pay the Quality Rebate within [DELETED] ([DELETED]) days after the end of the corresponding [DELETED].

3.3.7    Vesting of Quality Rebate.   The Quality Rebate for a given [DELETED] shall vest on the last day of such [DELETED].

3.4

[DELETED] Rebate.    Dialysis Center shall qualify for the [DELETED] Rebate (the “[DELETED] Rebate”) for a given [DELETED] provided all Dialysis Center Purchasers provide to Amgen the Data set forth in Schedule 1, and provided Dialysis Center meets the requirements described below in this Section 3.4 of this Exhibit A.

3.4.1    Submission of Data Requirement.    Subject to the validity of a Certification as described in Section 4 of this Agreement, Dialysis Center Purchasers must provide to Amgen the Data in a machine readable format acceptable to Amgen (Excel; or text file that is tab delimited, comma delimited, colon delimited or space delimited including a line of column headers identifying the column contents and units, if applicable). The Data files shall contain record counts for each file contained in the data submission; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis patients whose test results are actually determined by laboratories owned and operated by Dialysis Center.

3.4.2    Calculation of [DELETED] Rebate.    Provided Dialysis Center has fulfilled all requirements described in this Section 3.4 of this Exhibit A, Dialysis Center shall be eligible to receive a [DELETED] percent ([DELETED]%) [DELETED] Rebate payment. The [DELETED] Rebate will be calculated as a percentage of the Qualified Gross Purchases during each [DELETED].

3.4.3    Payment of [DELETED] Rebate.    The Data must be submitted, on a calendar monthly basis by the last day of the following calendar month (or the next business day if such last day is not a business day). If the Data is received after such timeframe for any month within a given [DELETED], the total Qualified Gross Purchases during such month will be excluded from the calculation of the [DELETED] Rebate for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required Data from a minimum of [DELETED] percent ([DELETED]%) of all Dialysis Center Purchasers within the time frame referenced above for any calendar month within a given [DELETED], the total Qualified Gross Purchases during such calendar month, will be included in the calculation of the [DELETED] Rebate for that [DELETED]; provided that for purposes of clarity, the [DELETED] percent ([DELETED]%) will not include Dialysis Center Purchasers that are acute facilities. Failure of Dialysis Center to qualify under this Section 3.4 of this Exhibit A during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

other [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. If Amgen receives all required Data from less than [DELETED] percent ([DELETED]%) of Dialysis Center Purchasers for any calendar month within a given [DELETED], no Qualified Gross Purchases during such calendar month will be included in the calculation of the [DELETED] Rebate for that [DELETED]; provided, however, that if such [DELETED] percent ([DELETED]%) threshold is not met in any month due to the inclusion of de novo facilities that have not yet treated patients and/or inactive facilities, Amgen shall exclude any such facilities identified by Amgen and Dialysis Center from such month when calculating Dialysis Center’s eligibility for the [DELETED] Rebate at the end of each [DELETED]. However, if Amgen determines that any Dialysis Center Purchaser is consistently not submitting the required Data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use commercially reasonable efforts to notify Dialysis Center in writing, no later than fifteen (15) business days after the receipt and acceptance by Amgen of the Data of the identity of all Designated Affiliates and/or Designated Managed Centers, if any, which have failed to meet the Data submission requirements for that month. Amgen reserves the right, in its sole discretion, to exclude any Qualified Gross Purchases of any Designated Affiliate and/or Designated Managed Center that is consistently non-reporting from the calculation of the [DELETED] Rebate for any relevant [DELETED]. Amgen will pay such [DELETED] Rebate within [DELETED] ([DELETED]) days after the end of the corresponding [DELETED] provided Amgen is in receipt of all Data in the form and in the time period described in Section 3.4.1 of this Exhibit A. If the failure of Dialysis Center to deliver any such Data is a result of a Certification not being valid due to Amgen’s failure to satisfy any Certification Requirement (as described in Section 4 of this Agreement) then the [DELETED] Rebate shall still be available to Dialysis Center and payable by Amgen, in which case Dialysis Center shall deliver the Data to Amgen as soon as the Certification becomes valid. Upon a valid Certification being issued, Dialysis Center shall submit to Amgen all Data dating back to the date Dialysis Center stopped submitting the Data to Amgen within thirty (30) days.

3.4.4    Vesting of [DELETED] Rebate.   The [DELETED] Rebate for a given [DELETED] shall vest on the last day of such [DELETED].

3.5

[DELETED] Milestone Rebate.     Dialysis Center shall qualify for the [DELETED] [DELETED] Milestone Rebate (the “[DELETED] Rebate”) for each [DELETED] during the Term provided it meets the requirements described below in this Section 3.5 of this Exhibit A. The purpose of the [DELETED] Rebate is to improve the transmission, quality and validation of all Data sent from Dialysis Center to Amgen, such that the processes used by both parties are more efficient and timely.

3.5.1   Requirements.   For each [DELETED] during the Term the following requirements shall be met to earn the [DELETED] Rebate:

3.5.1.1 Dialysis Center must adhere to the process for Data transmission agreed upon with Amgen following any acquisition of a facility or facilities by Dialysis Center and/or a merger of Dialysis Center.

3.5.1.2 Dialysis Center shall participate in quarterly [DELETED] meetings with Amgen to discuss the status of each project, with additional meetings as required.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

3.5.1.3 Dialysis Center shall cooperate with Amgen to define roles and responsibilities, contacts, and communication escalation process.

3.5.1.4 Dialysis Center shall adhere to the process for mapping revised patient IDs to previous patient IDs whenever identification systems change.

3.5.1.5   Dialysis Center shall collaborate with Amgen to review and monitor processes to assure that submission of the Data contained in this Exhibit A meet standards for [DELETED] or [DELETED] for [DELETED] and [DELETED] submission, and the use of [DELETED] and [DELETED] for [DELETED] and [DELETED] submissions.

3.5.1.6   Dialysis Center shall use its best efforts to deliver the Data to Amgen in twenty-five (25) days or less.

3.5.1.7   Dialysis Center shall continue to collaborate with Amgen to develop business processes to re-define limits for out of limits reports and resolve unusual numbers of re-defined out-of-limits Data in submissions.

3.5.1.8   Dialysis Center shall adhere to the agreed upon process for notifying Amgen of new Dialysis Center acquisitions and de novo facilities.

3.5.1.9   To qualify for the [DELETED] Rebate during the [DELETED] and [DELETED] of 2011, Dialysis Center must achieve the goals as set forth in the plan of action attached hereto as Addendum A.

3.5.2   Calculation of [DELETED] Rebate.    Provided Dialysis Center has fulfilled all requirements described in this Section 3.5 of this Exhibit A, Dialysis Center shall be eligible to receive a [DELETED] percent ([DELETED]%) [DELETED] Rebate payment. The [DELETED] Rebate will be calculated as a percentage of the Qualified Gross Purchases during each [DELETED].

3.5.3   Payment of [DELETED] Rebate.  Amgen will pay the [DELETED] Rebate within [DELETED] ([DELETED]) days after the end of the corresponding [DELETED].

3.5.4   Vesting of [DELETED] Rebate.  The [DELETED] Rebate for a given [DELETED] shall vest on the last day of such [DELETED].

3.6

Project Rebate.   Dialysis Center shall earn the Project Rebate for each [DELETED] during the Term provided it continues the [DELETED] and meets the requirements described below in this Section 3.6 of this Exhibit A.

3.6.1   Project Rebate Requirements.      Dialysis Center shall meet the following requirements:

3.6.1.1 provide to Amgen a [DELETED] written summary report regarding related activities undertaken in the [DELETED] of 2011. Such report shall be submitted to Amgen within four (4) weeks after the end of the [DELETED] of 2011;

3.6.1.2   provide any copies of abstracts and/or manuscripts related to the [DELETED] Program at the time they were [DELETED], if permissible to [DELETED], or if not permissible, then as soon as [DELETED], if either such abstracts and/or manuscripts were [DELETED] or [DELETED] during the [DELETED] of 2011. Such documents shall be submitted to Amgen within four (4) weeks after the end of the [DELETED] of 2011;

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

3.6.1.3   provide to Amgen a [DELETED] written summary report regarding related activities undertaken in the [DELETED] of 2011. Such report shall be submitted to Amgen within four (4) weeks after the end of the [DELETED] of 2011;

3.6.1.4   provide any copies of abstracts and/or manuscripts related to the [DELETED] at the time they were [DELETED], if permissible to [DELETED], or if not permissible, then as soon as [DELETED], if either such abstracts and/or manuscripts were [DELETED] or [DELETED] during the [DELETED] of 2011. Such documents shall be submitted to Amgen within four (4) weeks after the end of the [DELETED] of 2011; and

3.6.1.5   participate in meetings with Amgen to discuss the status of the [DELETED].

3.6.2   Calculation of Project Rebate.    Provided Dialysis Center has fulfilled all requirements described in this Section 3.6 of this Exhibit A, Amgen shall calculate the amount of Dialysis Center’s Project Rebate each [DELETED] during the Term by multiplying Qualified Gross Purchases during each such [DELETED] during the Term by [DELETED] percent ([DELETED]%).

3.6.3   Payment of Project Rebate.    Amgen will pay the Project Rebate within [DELETED] ([DELETED]) days after the end of the corresponding [DELETED].

3.6.4    Vesting of Project Rebate.  The Project Rebate for each [DELETED] shall vest on the last day of each such [DELETED].

4	SUMMARY OF DISCOUNTS

Provided Dialysis Center has fulfilled all discount requirements and the highest levels of performance described in this Exhibit A, the total discount opportunity is as set forth in the Summary of Discounts Table below.

Summary of Discounts Table
Invoice Discount	[DELETED]%
Base Rebate	[DELETED]%
Projects Rebate	[DELETED]%
Quality Incentive Rebate	[DELETED]%
[DELETED] Rebate	[DELETED]%
[DELETED] Rebate	[DELETED]%
Total Discount Opportunity	[DELETED]%